UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 10, 2011

KeyOn Communications Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7548 W. Sahara Ave. # 102 Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 403-1246

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 15, 2011, we filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission concerning the consummation of a merger (the “Merger”) whereby we acquired certain assets from  (i) CommX Holdings, Inc., a Florida corporation (“CommX Holdings”); (ii) CommX, Inc., a Florida corporation (“CommX Inc.”); and (iii) Communications Xchange, LLC, a Florida limited liability company, (“Xchange”), collectively referred to as or “CommX”,.  This Amendment No. 1 of Form 8-K/A (this “Amendment”) is being filed solely for the purpose of providing the financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a)           Financial Statements of business acquired

The audited consolidated financial statements of the business acquired from CommX for the years ended December 31, 2010 and 2009 are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited consolidated financial statements of the business acquired from CommX for the three months ended March 31, 2011 are attached Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)           Pro forma financial information

Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger for the year ended December 31, 2010 and for the three months ended March 31, 2011.

(d)           Exhibits

Exhibit No.  Description

99.1           Audited consolidated financial statements of CommX for the acquired business for the years ended December 31, 2010 and 2009.

99.2           Unaudited consolidated financial statements of CommX for the acquired business for the three months ended March 31, 2011.

99.3           Unaudited pro forma condensed consolidated financial statements and explanatory notes relating to the Merger as of and for the year ended December 31, 2010 and as of and for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: August 26, 2011	By:	/s/ Jonathan Snyder
	Name:	Jonathan Snyder
	Title:	Chief Executive Officer

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